INCOME TAXES - Summary of current and deferred income tax provision (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current:
Federal			$ (420)
State	152	127	122
Foreign	158	121	12
Total current income tax provision	310	248	(286)
Deferred:
State			25
Foreign	(3,970)	(1,609)	(24)
Total deferred income tax provision	(3,970)	(1,609)	1
Net income tax benefit	$ (3,660)	$ (1,361)	$ (285)